Exhibit 10.1

AMENDMENT NO. 5

This AMENDMENT NO. 5 (“AMENDMENT”) is made as of October 12, 2005, by and among DOVER MOTORSPORTS, INC., a Delaware corporation, DOVER INTERNATIONAL SPEEDWAY, INC., a Delaware corporation, GATEWAY INTERNATIONAL MOTORSPORTS CORPORATION, an Illinois corporation, GATEWAY INTERNATIONAL SERVICES CORPORATION, an Illinois corporation, MEMPHIS INTERNATIONAL MOTORSPORTS CORPORATION, a Tennessee corporation, M&N SERVICES CORP., a Tennessee corporation, and NASHVILLE SPEEDWAY USA, INC., a Tennessee corporation (collectively, “BORROWERS”); MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation as agent (“AGENT”); MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation in its capacity as issuer of letters of credit (“ISSUING BANK”); and WILMINGTON TRUST COMPANY, MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, WILMINGTON SAVINGS FUND SOCIETY, FSB and PNC BANK, DELAWARE (collectively, “LENDERS”).

RECITALS

The BORROWERS, the AGENT, the ISSUING BANK and the LENDERS are parties to that certain Credit Agreement executed February 17, 2004 and effective as of February 19, 2004, as previously amended (“CREDIT AGREEMENT”), pursuant to which the LENDERS and the ISSUING BANK are providing to the BORROWERS certain credit facilities (“CREDIT FACILITIES”).

The BORROWERS’ repayment obligations in connection with the CREDIT FACILITIES are evidenced by: (a) the Revolving Loan Promissory Note in the stated principal amount of Twenty-Seven Million Five Hundred Thousand Dollars ($27,500,000.00) from the BORROWERS to the order of Mercantile-Safe Deposit and Trust Company effective as of February 19, 2004 (“MERCANTILE NOTE”); (b) the Revolving Loan Promissory Note in the stated principal amount of Fifteen Million Dollars ($15,000,000.00) from the BORROWERS to the order of Wilmington Trust Company effective as of February 19, 2004 (“WILMINGTON TRUST NOTE”); (c) the Amended and Restated Revolving Loan Promissory Note in the stated principal amount of Fifteen Million Dollars ($15,000,000.00) from the BORROWERS to the order of PNC Bank, Delaware effective as of August 5, 2005 (“PNC NOTE”); and (d) the Amended and Restated Revolving Loan Promissory Note in the stated principal amount of Twelve Million Five Hundred Thousand Dollars ($12,500,000.00) from the BORROWERS to Wilmington Savings Fund Society, FSB effective as of August 5, 2005 (“WILMINGTON SAVINGS NOTE”).

As used herein the term “LOAN DOCUMENTS” means collectively the CREDIT AGREEMENT, the MERCANTILE NOTE, the WILMINGTON TRUST NOTE, the PNC NOTE, the WILMINGTON SAVINGS NOTE and all other documents evidencing the obligations in connection with the CREDIT FACILITIES.

The BORROWERS have requested that the AGENT, the ISSUING BANK and the LENDERS: (a) increase the maximum principal amount of the CREDIT FACILITIES; and (b) modify certain provisions of the CREDIT AGREEMENT.

The AGENT, the LENDERS and the ISSUING BANK are willing to consent to the requests of the BORROWERS subject to the terms and provisions of this AMENDMENT.

NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1. Recitals. The parties acknowledge the accuracy of the above recitals and hereby incorporate the recitals into this AMENDMENT.

Section 2. Amendment to Credit Agreement. Effective as of the date of this AMENDMENT, the CREDIT AGREEMENT is hereby amended as follows:

a. Amended Definition. The definition of “CONSOLIDATED DEBT SERVICE” contained in Article 1 of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

Consolidated Debt Service. The term “CONSOLIDATED DEBT SERVICE” means for any period of four (4) consecutive fiscal quarters, the amount of cash, interest expense and payments of principal (excluding (a) payments of principal made on any LOANS or on account of principal under any other revolving credit facilities, and (b) the Fourteen Million Five Hundred Eighty-Four Thousand Dollar ($14,584,000.00) principal payment made to Southwestern Illinois Development Authority in October, 2005 in connection with the credit facility described in the Loan Agreement dated May 1, 1996 between Gateway International Motorsports Corporation and Southwestern Illinois Development Authority) required to be paid by the BORROWERS during such period, all determined on a consolidated basis in accordance with G.A.A.P.

b. Section 2.12.a. Section 2.12.a of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

a. Mandatory Reductions. The amount of the TOTAL COMMITMENT shall be automatically reduced on July 1st of each year beginning on July 1, 2006 by: (i) Seven Million Dollars ($7,000,000.00) on July 1, 2006; and (ii) Eight Million Dollars ($8,000,000.00) on each July 1st thereafter.

c. Section 6.4. Section 6.4 of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the following:

Section 6.4. No Indebtedness. None of the BORROWERS shall incur, create, assume, or permit to exist any INDEBTEDNESS except: (a) the OBLIGATIONS; (b) INDEBTEDNESS secured by PERMITTED LIENS; and (c) INDEBTEDNESS to Mercantile-Safe Deposit and Trust Company under a short-term loan made in October, 2005 in the maximum principal amount of One Million Dollars ($1,000,000.00) which remains outstanding for a period of not more than fifteen (15) calendar days.

d. Schedule 1. Schedule 1 of the CREDIT AGREEMENT is hereby amended by deleting its present language in its entirety and substituting in lieu thereof the terms of Schedule 1 attached hereto and made a part hereof.

Section 3. Amendment to Mercantile Note. The MERCANTILE NOTE is hereby amended and restated in its entirety in accordance with the terms and provisions of the Amended and Restated Revolving Loan Promissory of even date herewith from the BORROWERS to the order of Mercantile-Safe Deposit and Trust Company in the stated principal amount of Thirty-One Million Four Hundred Twenty-Eight Thousand Five Hundred Sixty-Eight Dollars ($31,428,568.00).

Section 4. Amendment to Wilmington Trust Note. The WILMINGTON TRUST NOTE is hereby amended and restated in its entirety in accordance with the terms and provisions of the Amended and Restated Revolving Loan Promissory Note of even date herewith from the BORROWERS to the order of Wilmington Trust Company in the stated principal amount of Seventeen Million One Hundred Forty-Two Thousand Eight Hundred Fifty-Six Dollars ($17,142,856.00).

Section 5. Amendment to Wilmington Savings Note. The WILMINGTON SAVINGS NOTE is hereby amended and restated in its entirety in accordance with the terms and provisions of the Second Amended and Restated Revolving Loan Promissory Note of even date herewith from the BORROWERS to the order of Wilmington Savings Fund Society, FSB in the stated principal amount of Fourteen Million Two Hundred Eighty-Five Thousand Seven Hundred Twenty Dollars ($14,285,720.00).

Section 6. Amendment to PNC Note. The PNC NOTE is hereby amended and restated in its entirety in accordance with the terms and provisions of the Second Amended and Restated Revolving Loan Promissory Note of even date herewith from the BORROWERS to the order of PNC Bank, Delaware in the stated principal amount of Seventeen Million One Hundred Forty-Two Thousand Eight Hundred Fifty-Six Dollars ($17,142,856.00).

Section 7. Fee. In consideration for the agreements of the LENDERS contained herein, the BORROWERS shall pay, on the date of this AMENDMENT, to the AGENT, for the ratable benefit of the LENDERS, a fee in the amount of Twenty-Five Thousand Dollars ($25,000.00).

Section 8. Other Terms. Except as specifically modified herein, all other terms and provisions of the CREDIT AGREEMENT and all other documents evidencing or otherwise documenting the terms and provisions of the credit facilities being provided by the LENDERS and the ISSUING BANK to the BORROWERS remain in full force and effect and are hereby ratified and confirmed.

Section 9. Choice of Law. The laws of the State of Maryland (excluding, however, conflict of law principals) shall govern and be applied to determine all issues relating to this AMENDMENT and the rights and obligations of the parties hereto, including the validity, construction, interpretation and enforceability of this AMENDMENT.

Section 10. Delivery by Telecopier. This AMENDMENT may be delivered by telecopier and a facsimile of any party’s signature hereto shall constitute an original signature for all purposes.

Section 11. Counterparts. This AMENDMENT may be executed in counterparts each of which shall be binding upon the signatories but all of which shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties have executed this AMENDMENT with the specific intention of creating a document under seal.

BORROWERS:

DOVER MOTORSPORTS, INC.,
A Delaware Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer & Assistant Secretary

DOVER INTERNATIONAL SPEEDWAY, INC.,
A Delaware Corporation

By:	/s/ Thomas G. Wintermantel	(SEAL)
Name:	Thomas G. Wintermantel
Title:	Treasurer & Assistant Secretary

BORROWERS (cont.):

GATEWAY INTERNATIONAL
MOTORSPORTS CORPORATION,
An Illinois Corporation

By:	/s/ Patrick J. Bagley	(SEAL)
Name:	Patrick J. Bagley
Title:	Senior Vice President-Finance

GATEWAY INTERNATIONAL SERVICES
CORPORATION, An Illinois Corporation

By:	/s/ Tony R. Evans	(SEAL)
Name:	Tony R. Evans
Title:	Treasurer and Secretary

MEMPHIS INTERNATIONAL MOTORSPORTS
CORPORATION, A Tennessee Corporation

By:	/s/ Patrick J. Bagley	(SEAL)
Name:	Patrick J. Bagley
Title:	Senior Vice President-Finance

M&N SERVICES CORP.,
A Tennessee Corporation

By:	/s/ Tony R. Evans	(SEAL)
Name:	Tony R. Evans
Title:	Treasurer and Secretary

NASHVILLE SPEEDWAY USA, INC.,
A Tennessee Corporation

By:	/s/ Patrick J. Bagley	(SEAL)
Name:	Patrick J. Bagley
Title:	Senior Vice President-Finance

AGENT:

MERCANTILE-SAFE DEPOSIT AND TRUST
COMPANY, A Maryland Banking Corporation

By:	/s/ C. Douglas Sawyer	(SEAL)
Name:	C. Douglas Sawyer
Title:	Senior Vice President

LENDERS:

WILMINGTON TRUST COMPANY

By:	/s/ Michael B. Gast	(SEAL)
Name:	Michael B. Gast
Title:	Vice President

MERCANTILE-SAFE DEPOSIT AND
TRUST COMPANY

By:	/s/ C. Douglas Sawyer	(SEAL)
Name:	C. Douglas Sawyer
Title:	Senior Vice President

WILMINGTON SAVINGS FUND SOCIETY, FSB

By:	/s/ M. Scott Baylis	(SEAL)
Name:	M. Scott Baylis
Title:	Managing Vice President

PNC BANK, DELAWARE

By:	/s/ Warren C. Engle	(SEAL)
Name:	Warren C. Engle
Title:	Senior Vice President

ISSUING BANK:

MERCANTILE-SAFE DEPOSIT AND
TRUST COMPANY

By:	/s/ C. Douglas Sawyer	(SEAL)
Name:	C. Douglas Sawyer
Title:	Senior Vice President

SCHEDULE 1

Commitments

Mercantile-Safe Deposit and Trust Company	$31,428,568.00
Wilmington Trust Company	$17,142,856.00
Wilmington Savings Fund Society, FSB	$14,285,720.00
PNC Bank, Delaware	$17,142,856.00